UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2015

Ally Financial Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-3754	38-0572512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Renaissance Center

P.O. Box 200

Detroit, Michigan

48265-2000

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 710-4623

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2015, Ally Financial Inc. held its annual meeting of stockholders. The results of voting related to matters brought before stockholders are shown below.

Proposal 1 – Election of Directors

	For	Withhold	Broker Non-Votes
Franklin W. Hobbs	403,848,593	6,564,538	11,638,954
Robert T. Blakely	339,197,463	71,215,668	11,638,954
Mayree C. Clark	339,665,888	70,747,243	11,638,954
Stephen A. Feinberg	403,144,778	7,268,353	11,638,954
Kim S. Fennebresque	403,713,899	6,699,232	11,638,954
Marjorie Magner	403,871,227	6,541,904	11,638,954
Mathew Pendo	339,591,701	70,821,430	11,638,954
John J. Stack	339,164,639	71,248,492	11,638,954
Kenneth J. Bacon	403,910,458	6,502,673	11,638,954
Jeffrey J. Brown	403,889,865	6,523,266	11,638,954

Proposal 2 – Advisory Vote to Approve Executive Compensation

	For	Against	Abstain	Broker Non-Votes
Regarding an advisory vote to approve executive compensation, stockholders approved by vote the compensation of the Company’s executive officers as shown.	402,012,695	3,139,538	5,260,898	11,638,954

Proposal 3 – Advisory Vote to Approve the Frequency of a Stockholder Advisory Vote on Executive Compensation

	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
Regarding an advisory vote to determine frequency of future stockholder advisory votes on the compensation of the Company’s executive officers as shown.	385,168,618	412,349	19,502,396	5,329,768	11,638,954

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain
The earlier appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015 was approved by the vote of stockholders as shown.	415,650,156	1,175,322	5,226,607

Proposal 5 – Ratification of the Protective Amendment to the Company’s Amended and Restated Certificate of Incorporation and the Company’s Existing Tax Asset Protection Plan

	For	Against	Abstain	Broker Non-Votes
Regarding a stockholder vote to ratify an amendment to the Company’s Amended and Restated Certificate of Incorporation that is intended to help protect net operating losses and tax credit carryovers and to approve the adoption of the Company’s Tax Asset Protection Plan.	370,281,704	34,891,321	5,240,106	11,638,954

Item 7.01 Regulation FD Disclosure.

Ally Financial Inc. is furnishing remarks made by Jeffery J. Brown, Ally’s Chief Executive Officer, at Ally’s annual meeting of stockholders held on May 28, 2015, which are attached hereto and incorporated by reference herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Remarks of Jeffrey J. Brown, Chief Executive Officer of Ally Financial Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Date: May 28, 2015	By:	/s/ David J. DeBrunner
		Name:	David J. DeBrunner
		Title:	Vice President, Chief Accounting Officer and Controller